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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 13, 2003

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                            TRUE TEMPER SPORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            DELAWARE                   333-72343                 52-2112620
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                              8275 TOURNAMENT DRIVE
                                    SUITE 200
                            MEMPHIS, TENNESSEE 38125
          (Address of Principal Executive Offices, including Zip Code)

                            TELEPHONE: (901) 746-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             99.1 Press Release issued by True Temper Sports, Inc. dated May 13, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         The following information is being provided under Item 12, "Disclosure of Results of Operations and Financial Conditions" and is included under Item 9 in accordance with SEC Release No. 33-8216 (March 28, 2003).

         On May 13, 2003, True Temper Sports, Inc. announced its condensed consolidated financial results for the quarter ended March 30, 2003. A copy of the press release is furnished with this report as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 True Temper Sports, Inc.


Date: May 16, 2003               By: /s/ SCOTT C. HENNESSY
                                     ---------------------------------
                                 Name: Scott C. Hennessy
                                 Its:  President and Chief Executive Officer


Date: May 16, 2003               By: /s/ FRED H. GEYER
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                                 Name: Fred H. Geyer
                                 Its:  Senior Vice President,
                                       Chief Financial Officer and Treasurer

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